Vanguard Variable Insurance Funds
Money Market Portfolio
Summary Prospectus
 April 29, 2025
 The Portfolio’s statutory Prospectus and Statement of Additional Information dated April 29, 2025, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.
Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s Prospectus and other information about the Portfolio online at www.vanguard.com/prospectus. You can also obtain this information at no cost by calling 800-522-5555 or by sending an email request to online@vanguard.com.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective
The Portfolio seeks to provide current income while maintaining liquidity and a stable share price of $1.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Portfolio. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.
Annual Portfolio Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.12%
12b-1 Distribution Fee	None
Other Expenses	0.03%
Total Annual Portfolio Operating Expenses	0.15%
Example
The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Portfolio’s shares. This example assumes that the Portfolio provides a return of 5% each year and that total annual portfolio operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$15	$48	$85	$192
Principal Investment Strategies
Vanguard Variable Insurance Funds Money Market Portfolio (the Money Market Portfolio) invests primarily in high-quality, short-term money market instruments. Under normal circumstances, most of the Portfolio’s assets are invested in securities issued by the U.S. government and its agencies and instrumentalities, including repurchase agreements that are collateralized solely by U.S. government securities or cash. Although these securities are high-quality, some of the securities held by the Portfolio are neither guaranteed by the U.S. Treasury nor supported by the full faith and credit of the U.S. government. To be considered high-quality, a security must be determined by Vanguard to present minimal credit risk based in part on a consideration of maturity, portfolio diversification, portfolio liquidity, and credit quality. The Portfolio invests more than 25% of its assets in securities issued by companies in the financial services industry, which includes, without limitation, securities issued by certain government-sponsored enterprises. The Portfolio maintains a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less.

Government money market funds are required to invest at least 99.5% of their total assets in cash, U.S. government securities, and/or repurchase agreements that are collateralized solely by U.S. government securities or cash (collectively, government securities).
Principal Risks
The Portfolio is designed for investors with a low tolerance for risk; however, the Portfolio is subject to the following risks, which could affect the Portfolio’s performance:
• Income risk, which is the chance that the Portfolio’s income will decline because of falling interest rates. The Portfolio’s income declines when interest rates fall because the Portfolio then must invest new cash flow and cash from maturing instruments in lower-yielding instruments. Because the Portfolio’s income is based on short-term interest rates—which can fluctuate significantly over short periods—income risk is expected to be high. A low or negative interest rate environment will adversely affect the Portfolio’s return. Low or negative interest rates, depending on their duration and severity, could prevent the Portfolio from, among other things, providing a positive yield and/or maintaining a stable share price of $1.
• Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.
• Credit risk, which is the chance that the issuer of a security will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. Credit risk should be very low for the Portfolio because it invests primarily in securities that are considered to be of high quality.
• Industry concentration risk, which is the chance that there will be overall problems affecting a particular industry. Because the Portfolio invests more than 25% of its assets in securities issued by companies in the financial services industry, the Portfolio’s performance depends to a greater extent on the overall condition of that industry and is more susceptible to events affecting that industry.
• Repurchase agreements risk, which is the chance that a counterparty to a repurchase agreement may not fulfill its contractual obligations causing the Portfolio to lose money, suffer delays, or incur costs arising from holding or selling the underlying security.
You could lose money by investing in the Portfolio. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Portfolio is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s sponsor is not required to reimburse the Portfolio for losses, and you should not expect that the sponsor will provide financial support to the Portfolio at any time, including during periods of market stress.
Annual Total Returns
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index and other comparative benchmarks, which have investment characteristics similar to those of the Portfolio. The Portfolio’s returns are net of its expenses but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio’s returns, the returns would be lower. Effective January 20, 2021, the Portfolio changed its investment strategy and changed its designation to a “government” money market fund. Performance for the periods prior to January 20, 2021 is based on the prior investment strategy utilized by the
Portfolio. The Spliced Variable Insurance U.S. Government Money Market Funds Average reflects the performance of the Variable Insurance Money Market Funds Average through January 19, 2021, and the Variable Insurance U.S. Government Money Market Funds Average thereafter. The inception date for the Variable Insurance U.S. Government Money Market Funds Average was October 31, 2019. Index returns are not provided prior to that date. The inception date for the Variable Insurance U.S. Government Money Market Funds Average was October 31, 2019. Index returns are not provided prior to that date. Returns for the Spliced Variable Insurance U.S. Government Money Market Funds Average and the Variable Insurance Money Market Funds Average are derived from data provided by Lipper, a Thomson Reuters Company. Keep in mind that the

Portfolio’s past performance does not indicate how the Portfolio will perform in the future. Updated performance information is available on our website for Financial Advisors at advisors.vanguard.com.
Annual Total Returns — Money Market Portfolio

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	1.33%	December 31, 2023
Lowest	0.00%	March 31, 2021
Average Annual Total Returns for Periods Ended December 31, 2024
	1 Year	5 Years	10 Years
Money Market Portfolio	5.19%	2.43%	1.80%
FTSE 3-Month U.S. Treasury Bill Index (reflects no deduction for fees or expenses)	5.45%	2.54%	1.79%
Variable Insurance U.S. Government Money Market Funds Average	4.84	2.15	—
Spliced Variable Insurance U.S. Government Money Market Funds Average	4.84	2.17	1.44
Investment Advisor
The Vanguard Group, Inc. (Vanguard)
Portfolio Manager
John C. Lanius, Portfolio Manager at Vanguard. He has managed the Portfolio since 2006.

Tax Information
The Portfolio normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that sponsor your variable annuity or variable life insurance contract. The tax consequences to you of your investment in the Portfolio depend on the provisions of the annuity or life insurance contract through which you invest. For more information on taxes, please refer to the prospectus of the annuity or life insurance contract through which Portfolio shares are offered. You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Portfolio.
Payments to Financial Intermediaries
The Portfolio and its investment advisor do not pay financial intermediaries for sales of Portfolio shares.

This page intentionally left blank.

Vanguard Variable Insurance Funds Money Market Portfolio—Portfolio Number 104
To request additional information about the Portfolio, please visit vanguard.com or contact us at 800-522-5555.
© 2025 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
SP 104 042025